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                                                                   EXHIBIT 10.20

                          CO-INVEST PURCHASE AGREEMENT

          THIS CO-INVEST PURCHASE AGREEMENT (this "AGREEMENT") is made as of February 14, 2002, by and between TSI Telecommunication Holdings, LLC, a Delaware limited liability company (the "COMPANY"), and Project Networks Partners LLC, a Delaware limited liability company (the "PURCHASER").

          The Company and Purchaser desire to enter into an agreement pursuant to which Purchaser will purchase, and the Company will sell 158.35 Class B Preferred Units of the Company (the "CLASS B PREFERRED") and 49,602.54 Common Units of the Company (the "COMMON UNITS"). All Class B Preferred and Common Units acquired by Purchaser pursuant to this Agreement are referred to herein as "CO-INVEST UNITS". Certain definitions are set forth in SECTION 8 of this Agreement.

          Concurrently with the execution and delivery of this Agreement by the Company and Purchaser, GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR FUND VII"), GTCR Fund VII/A, L.P., a Delaware limited partnership ("GTCR FUND VII/A"), GTCR Co-Invest, L.P., a Delaware limited partnership ("GTCR CO-INVEST", and together with GTCR Fund VII, GTCR Fund VII/A and any other investment fund managed by GTCR Golder Rauner, L.L.C., each an "INVESTOR" and collectively, the "INVESTORS") will enter into a unit purchase agreement with the Company (the "INVESTOR PURCHASE AGREEMENT") pursuant to which the Investors will purchase Class B Preferred and Common Units in accordance with the terms thereof. Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, the Investors.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.   PURCHASE AND SALE OF CO-INVEST UNITS.

          (a) Upon execution of this Agreement, Purchaser will purchase, and the Company will sell, 49,602.54 Common Units at a price of $0.0333 per unit, and 158.35 units of Class B Preferred at a price of $1,000 per unit. Purchaser further agrees that in connection with the transactions contemplated by this Agreement, Purchaser will execute and deliver to the Company, this Agreement, the Securityholders Agreement, the Registration Agreement and the LLC Agreement and each of the other agreements contemplated hereby or thereby and make the investment in the Company described herein. The Company will deliver to Purchaser copies of the certificates representing the Common Units and Class B Preferred purchased by Purchaser, and Purchaser will deliver to the Company a cashier's or certified check or wire transfer of immediately available funds in the aggregate amount equal to the aggregate purchase price for the Class B Preferred and Common Units being purchased by Purchaser.

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          (b)  Upon the purchase from time to time by the Investors of
Securities (as defined in the Investor Purchase Agreement) of the Company pursuant to SECTION 1B(ii) of the Investor Purchase Agreement, Purchaser will purchase, and the Company will sell, (i) units of Class B Preferred, (ii) Common Units or (iii) any combination of such Securities at the same prices and in the same proportions as the Investors purchase (each such purchase, a "SUBSEQUENT CLOSING"). The amount to be invested by Purchaser at any Subsequent Closing shall equal the result of (i) the amount being invested by the Investors in connection with such Subsequent Closing DIVIDED BY $244,687,059 MULTIPLIED BY
(ii) $175,686; PROVIDED that without Purchaser's prior consent the aggregate amount required to be invested by Purchaser pursuant to SECTIONS 1(a) and (b) shall not at any time exceed $175,686. The Company will deliver to Purchaser copies of the certificates representing such Securities purchased by Purchaser, and Purchaser will deliver to the Company a cashier's or certified check or wire transfer of immediately available funds in the aggregate amount equal to the price per unit of such Class B Preferred or Common Unit MULTIPLIED BY the number of such units so purchased by Purchaser at such Subsequent Closing.

          (c) In connection with the purchase and sale of the Co-Invest Units, Purchaser represents and warrants to the Company that:

               (i) The Co-Invest Units to be acquired by Purchaser pursuant to this Agreement will be acquired for Purchaser's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Co-Invest Units will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Purchaser is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Co-Invest Units.

               (iii) Purchaser is able to bear the economic risk of its investment in the Co-Invest Units for an indefinite period of time because the Co-Invest Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Co-Invest Units and has had full access to such other information concerning the Company as it has requested.

               (v) Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of Purchaser. Purchaser has all requisite limited liability company power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copy of Purchaser's Limited Liability Company Agreement which

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     has been furnished to the Investors' counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete. Schedule A attached to Purchaser's Limited Liability Company Agreement contains a complete and correct list of the names and addresses of all of the members of Purchaser, and sets forth the respective capital contributions, unit ownership and states of residency of each member.

               (vi) The execution, delivery and performance of this Agreement, the Securityholders Agreement, the Registration Agreement, the LLC Agreement and all other agreements contemplated hereby to which Purchaser is a party has been duly authorized by Purchaser. This Agreement, the Securityholders Agreement, the Registration Agreement, the LLC Agreement and all other agreements contemplated hereby each constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms. The execution and delivery by Purchaser of this Agreement, the Securityholders Agreement, the Registration Agreement, the LLC Agreement and all other agreements contemplated hereby to which Purchaser is a party and the fulfillment of and compliance with the respective terms hereof and thereof by Purchaser do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon Purchaser's membership units or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, Purchaser's Limited Liability Company Agreement or any law, statute, rule or regulation to which Purchaser is subject, or any agreement, instrument, order, judgment or decree to which the Purchaser is a party or by which it is bound.

               (vii) Each of the members of Purchaser is an accredited investor as such term is defined in the Securities Act and the rules and regulations promulgated thereunder.

          2.   COVENANTS.

          (a) Concurrently with the execution of this Agreement, Purchaser shall execute in blank ten security transfer powers in the form of Exhibit A attached hereto (the "Security Powers") with respect to the Co-Invest Units and shall deliver such Security Powers to the Company. The Security Powers shall authorize the Company to assign, transfer and deliver the Co-Invest Units to the appropriate acquiror thereof pursuant to Section 3 below and Section 6 of the Securityholders Agreement and under no other circumstances.

          (b) Purchaser has no reason to believe that its members lack the financial resources necessary to fund their obligations under this Agreement or any other agreement or instrument executed and delivered by Purchaser in connection with the transactions contemplated herein or therein.

          3.   REPURCHASE OPTION.

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          (a)  If at any time Purchaser fails to purchase any of the Securities it is required to purchase pursuant to SECTION 1(b) above (a "TRIGGERING EVENT"), the Investors shall have the option to repurchase (the "REPURCHASE OPTION") the Common Units purchased by such Purchaser pursuant to this Agreement (whether held by Purchaser or one or more of Purchaser's transferees, other than the Company and Investors), pursuant to the terms, conditions and procedures set forth in SECTIONS 3(b), (c) and (d) below.

          (b) Upon a Triggering Event, the number of Common Units subject to the Repurchase Option at any time (the "REPURCHASE UNITS") shall be equal to (i) 1 MINUS a fraction, the numerator of which shall be the amount actually invested by Purchaser in connection with a Subsequent Closing, and the denominator of which shall be the amount required to be invested by Purchaser pursuant to
SECTION 1(b) at such Subsequent Closing MULTIPLIED BY (ii) the aggregate number of Common Units purchased by Purchaser as of the applicable Triggering Event (as adjusted for unit splits, dividends, recapitalizations and similar transactions). The purchase price for each Common Unit will be the Purchaser's Original Cost for such unit.

          (c) The Investors may elect to purchase any or all of the Repurchase Units by delivering written notice to the holders of the Repurchase Units and the Company within 60 days of the Triggering Event.

          (d) Within 90 days of the Triggering Event, the Company shall provide the Investors and each holder of the Repurchase Units with written notice specifying the number of units being purchased by the Investors from each holder, the aggregate purchase price and the time and place of the closing of the transaction (which date shall not be more than 30 days or less than 5 days after delivery of such notice).

          (e) The Investors will pay for the Repurchase Units to be purchased by them pursuant to this SECTION 3 by first offsetting amounts outstanding under any bona fide debts owed by the holder of the Repurchase Units to any of the Investors. Each Investor will pay for the Repurchase Units to be purchased by it by a check or wire transfer of funds after offsetting any bona fide debts owed by the holder of the Repurchase Units to any of the Investors.

          (f) Upon a Triggering Event, Purchaser's future right to purchase Securities pursuant to SECTION 1(b) above, and its right of first refusal set forth in SECTION 4 of the Securityholders Agreement, shall terminate immediately.

          4. RESTRICTIONS ON AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT. Purchaser shall not amend, restate, modify or waive any provision of its Limited Liability Company Agreement without the prior written consent of GTCR Fund VII. Purchaser shall enforce the provisions of its Limited Liability Company Agreement and shall exercise all of its rights and remedies thereunder (including any restrictions on transfers of units) unless it is otherwise directed in writing by GTCR Fund VII.

          5.   RESTRICTIONS ON TRANSFER OF CO-INVEST UNITS.

          (a) LEGEND. The certificates representing the Co-Invest Units will bear a legend in substantially the following form:

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     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED
     AS OF FEBRUARY 14, 2002, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR
     TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT
     UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A CO-INVEST PURCHASE AGREEMENT BETWEEN THE COMPANY AND A MEMBER OF THE COMPANY DATED AS OF FEBRUARY 14, 2002. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER
     HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b) OPINION OF COUNSEL. No holder of any Co-Invest Units may Transfer any Co-Invest Units (except pursuant to a Public Sale) without first delivering to the Company a written notice describing in reasonable detail the proposed Transfer, together with, if requested by the Company, an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer. In addition, if the holder of the Co-Invest Units delivers to the Company an opinion of counsel that no subsequent Transfer of such Co-Invest Units shall require registration under the Securities Act, the Company shall promptly upon such contemplated Transfer deliver new certificates for such Co-Invest Units which do not bear the Securities Act portion of the legend set forth in SECTION 5(a); PROVIDED that an opinion of counsel shall not be required in connection with a Transfer of Co-Invest Units pursuant to a Public Sale. If the Company is not required to deliver new certificates for such Co-Invest Units not bearing such legend, the holder thereof shall not Transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this SECTION 5.

          6.   DEFINITIONS.

          "AFFILIATE" means, (i) with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person, and (ii) with respect to any Investor, any general or limited partner of such Investor or any other person, entity or investment fund controlling, controlled by or under common control with such Investor.

          "CO-INVEST UNITS" will continue to be Co-Invest Units in the hands of any holder other than Purchaser (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Co-Invest Units will succeed to all rights and obligations attributable to Purchaser as a holder of Co-Invest Units hereunder. Co-Invest Units will also include equity of the Company (or a corporate successor to the Company) issued with respect to Co-Invest Units (i) by way of a unit split, unit dividend, conversion, or other recapitalization or (ii) by way of reorganization or recapitalization of the

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Company in connection with the incorporation of a corporate successor prior to a
Public Offering.

          LLC AGREEMENT" means the Limited Liability Company Agreement of the Company, dated February 14, 2002, among those Persons who from time to time are parties thereto, as the same may be amended from time to time pursuant to the terms thereof.

          "ORIGINAL COST" means, with respect to each Common Unit purchased hereunder, $0.333 (as proportionately adjusted for all subsequent unit splits, unit dividends and other recapitalizations).

          "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of equity securities of the Company or a corporate successor to the Company.

          "PUBLIC SALE" means (i) any sale pursuant to a registered public offering under the Securities Act or (ii) any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker (other than pursuant to Rule 144(k) prior to a Public Offering).

          "REGISTRATION AGREEMENT" means the Registration Agreement, dated as of the date hereof, by and among the Company, the Investors (or an Affiliate thereof) and the other Persons party thereto from time to time, as the same may be amended from time to time pursuant to the terms thereof.

          "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

          "SECURITYHOLDERS AGREEMENT" means the Securityholders Agreement of even date herewith among the Company and certain of its securityholders, as the same may be amended from time to time pursuant to the terms thereof.

          "TRANSFER" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

          7. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

          IF TO THE COMPANY:

               TSI Telecommunication Holdings, LLC
               201 North Franklin Street

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               Tampa, Florida 33602
               Attention: G. Edward Evans
               Telephone: (813) 273-3000
               Facsimile: (813) 273-4953

               AND

               TSI Telecommunication Holdings, LLC
               201 North Franklin Street
               Tampa, Florida 33602
               Attention: Robert Garcia, Jr.
               Telephone: (813) 273-3000
               Facsimile: (813) 273-4953

               WITH COPIES TO:

               GTCR Fund VII, L.P., GTCR Fund VII/A, L.P.
               and GTCR Co-Invest, L.P.
               c/o GTCR Golder Rauner, L.L.C.
               6100 Sears Tower
               Chicago, Illinois  60606-6402
               Attention:    David A. Donnini
                             Collin E. Roche
               Telephone: (312) 382-2200
               Facsimile: (312) 382-2201

               AND:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois  60601
               Attention:    Stephen L. Ritchie
               Telephone: (312) 861-2210
               Facsimile: (312) 861-2200

          IF TO PURCHASER:

               Project Network Partners LLC
               c/o Jeffrey Seaman
               1315 Ashbury Avenue
               Winnetka, Illinois 60093
               Facsimile: (312) 609-8562

          WITH A COPIES TO:

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               Project Network Partners LLC
               c/o Raj Shah
               350 West 50th Street, Apt. 27E
               New York, New York 10019
               Facsimile: (212) 758-4420

               AND:

               Latham & Watkins
               885 Third Avenue
               New York, New York 10022
               Attention: Kirk A. Davenport
               Telephone: (212) 906-1200
               Facsimile: (212) 751-4864

          IF TO THE INVESTORS:

               GTCR Fund VII, L.P., GTCR Fund VII/A, L.P.
               and GTCR Co-Invest, L.P.
               c/o GTCR Golder Rauner, L.L.C.
               6100 Sears Tower
               Chicago, Illinois  60606-6402
               Attention:    David A. Donnini
                             Collin E. Roche
               Telephone: (312) 382-2200
               Facsimile: (312) 382-2201

          WITH A COPY TO:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois  60601
               Attention:    Stephen L. Ritchie
               Telephone: (312) 861-2210
               Facsimile: (312) 861-2200

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          8.   GENERAL PROVISIONS.

          (a) TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Co-Invest Units in violation of any provision of this Agreement shall be void, and the

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Company shall not record such Transfer on its books or treat any purported transferee of such Co-Invest Units as the owner of such equity for any purpose.

          (b) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c) COMPLETE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (d) COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Purchaser, the Company, the Investors and their respective successors and assigns (including subsequent holders of Co-Invest Units); PROVIDED that the rights and obligations of Purchaser under this Agreement shall not be assignable except in connection with a permitted transfer of Co-Invest Units hereunder.

          (f) CHOICE OF LAW. The law of the State of Delaware will govern all questions concerning the relative rights of the Company and its members. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (g) REMEDIES. Each of the parties to this Agreement (including the Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor.

          (h) AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the members of Purchaser holding a majority of the Co-Invest Units held by Purchaser, and the Majority Holders (as defined in the Investor Purchase Agreement).

          (i) BUSINESS DAYS. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the

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Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (j) ADJUSTMENTS OF NUMBERS. All numbers set forth herein which refer to unit prices or amounts will be appropriately adjusted to reflect unit splits, unit dividends, combinations of units and other recapitalizations affecting the subject class of equity.

          (k) LLC AGREEMENT. Purchaser hereby irrevocably waives any right he may have under Section 18-305 of the Delaware Limited Liability Company Act.

          (l) DEEMED TRANSFER OF COMMON UNITS. If the Investors and/or any other Person acquiring securities shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Co-Invest Units to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the Person from whom such units are to be repurchased shall no longer have any rights as a holder of such units (other than the right to receive payment of such consideration in accordance with this Agreement), and such units shall be deemed purchased in accordance with the applicable provisions hereof and the Investors and/or any other Person acquiring securities shall be deemed the owner and holder of such units, whether or not the certificates therefor have been delivered as required by this Agreement.

          (m) RIGHTS GRANTED TO GTCR AND ITS AFFILIATES. Any rights granted to GTCR VII, GTCR VII/A, GTCR Co-Invest and their Affiliates hereunder may also be exercised (in whole or in part) by their designees (which may be Affiliates of GTCR Fund VII, GTCR Fund VII/A and/or GTCR Co-Invest).

                                  * * * * * * *

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          IN WITNESS WHEREOF, the parties hereto have executed this Co-Invest
Purchase Agreement on the date first written above.

                                            TSI TELECOMMUNICATION
                                            HOLDINGS, LLC

                                            By:  /s/ G. Edward Evans
                                            Name:  G. Edward Evans
                                            Its: Chief Executive Officer

                                            PROJECT NETWORK PARTNERS LLC

                                            By:  /s/ Rajesh Shah
                                            Name:  Rajesh Shah
                                            Its: Treasurer

                  SIGNATURE PAGES TO LEHMAN PURCHASE AGREEMENT

Agreed and Accepted:

GTCR FUND VII, L.P.

By:  GTCR Partners VII, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:   /s/ David A. Donnini
Name:  David A. Donnini
Its:   Principal

GTCR FUND VII/A, L.P.

By:  GTCR Partners VII, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:   /s/ David A. Donnini
Name:  David A. Donnini
Its:   Principal

GTCR CO-INVEST, L.P.

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:   /s/ David A. Donnini
Name:  David A. Donnini
Its:   Principal


                  SIGNATURE PAGES TO LEHMAN PURCHASE AGREEMENT
                                   PAGE 2 OF 2